SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant [  ]
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[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Pooled Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6.23.16

FOR INTERNALUSE ONLY. NOT FOR PUBLIC DISTRIBUTION

DPT/JSP proxy vote
FAQ

Q: What's happening?
The Delaware Pooled Trust Board of Trustees approved an agreement and plan providing for the reorganization of the following Delaware Pooled Trust Portfolios (the Portfolios) into the corresponding Jackson Square Partners Funds (the New Funds).
Existing DPT Portfolio to be reorganized…	into the following JSP Fund
The Large-Cap Growth Equity Portfolio	Jackson Square Large-Cap Growth Fund
The Select 20 Portfolio	Jackson Square Select 20 Growth Fund
The Focus Smid-Cap Growth Equity Portfolio	Jackson Square SMID-Cap Growth Fund

The Portfolios are currently sub-advised by Jackson Square Partners, LLC (JSP); JSP will manage the New Funds.
•	U.S. Bancorp Fund Services, LLC servers as the administrator and transfer agent of the New Funds and U.S. Bank N.A. serves as custodian.
•	The New Funds will have no affiliation with or services provided by Delaware Investments.
•	The portfolio management team of the New Funds are the same as the portfolio management team of the Portfolios.
•	The New Funds' investment objective, principal investment strategies, and principal risks are substantially similar to that of the Portfolios.
Q: What's next?
•	After the Board meeting, a sticker will be filed with the SEC and sent to all shareholders to notify them of the proposal to reorganize the Portfolios.
•
In future weeks, shareholders will receive a combined proxy statement/prospectus providing information about the reorganization of the Portfolios into the New Funds, and asking shareholders to vote on the reorganization.

Q: What changes will happen as a result of the proxy?
•	If shareholders approve the reorganization, the Portfolios' assets will transfer to the respective New Funds, and each Portfolio's shareholders will receive shares of the corresponding New Fund.
•	The Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the reorganization.
Q: What is the timeline for the proxy vote?
•	Proxy mailing to shareholders: on or around July 13, 2016
•	Direct Shareholder solicitation via phone, if the shareholder has not yet voted: on or around July 25, 2016.
•	Initial shareholder meeting: September 12, 2016.
Q: How is the proxy vote facilitated?
•	We're using Broadridge as our proxy vendor.

Q: How can shareholders vote?
Shareholders have three options:

•	Mail back their proxy cards in the postage paid envelope provided
•	Call Broadridge-dedicated toll-free proxy voting lines (refer to proxy ballot for applicable phone number) – Control number located on their proxy cards will be required
•	Vote online here: www.proxyvote.com – Control number located on their proxy cards will be required
Q: What's needed for the proxy to pass?
•
The reorganization must be approved by the lesser of (i) 67% or more of the voting securities of the Portfolio that are present in person or by proxy at the meeting, if holders of shares representing more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Q: What if it doesn't pass by September 12, 2016?
•	If shareholders of the Portfolio do not approve the reorganization by September 12, 2016, additional shareholder meetings may be scheduled.
Q: What if it doesn't pass at all?
•	If the reorganization is not approved, the Portfolios' Board will consider what, if any, additional action to take.
Q: What effect will the reorganization have on shareholders?
•
Immediately after the reorganization, shareholders will hold shares of the New Funds having a total dollar value equal to the dollar value of the shares of the Portfolios that were held by those shareholders immediately prior to the closing of the reorganization.

•	Shareholders in the Portfolios will not incur any interruption in the management of their portfolio.
•	We do not anticipate any material negative impact to shareholders post-reorganization.
Q: How do the Funds' investment objectives and strategies compare?
•	Each New Fund's investment objective, principal investment strategies, and principal risks are substantially similar to that of the corresponding Portfolio.
Q: How do the Funds' investment objectives and strategies differ?
•
The Large-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio are considered "diversified" under the Investment Company Act of 1940, as amended (1940 Act). The Jackson Square Large-Cap Growth Fund and Jackson Square SMID-Cap Growth Fund are considered "non-diversified," which means that each fund may invest in a smaller number of issuers than a diversified mutual fund. As a result, the decline in the value of a single issuer could cause a Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. However, we believe the change from diversified to non-diversified is consistent with JSP's investment philosophy and process, and we do not expect JSP to materially deviate or change the way in which it manages these portfolios.

•	The Large-Cap Growth Equity Portfolio may invest in 25-40 issuers, while the Jackson Square Large-Cap Growth Fund may invest in 25-30 issuers. Management does not view these changes as material.

•
The Focus Smid-Cap Growth Equity Portfolio invests at least 80% of its net assets in securities of small- and mid-capitalization companies. Small- and mid-capitalization companies are defined as those within the Russell 2000 Growth Index and the Russell Mid-Cap Growth Index. The Jackson Square SMID-Cap Growth Fund defines small- and mid-capitalization companies as those within the Russell 2500 Growth Index. Management does not believe this to be a material difference.

Q: How do the funds' expenses compare?
•
The New Funds are subject to a contractual fee waiver and expense reimbursement arrangement through March 2018 that will limit the total expenses of the New Funds, making them less expensive than the DPT Portfolios for that period. The Table below summarizes each Portfolio's/Fund's expenses.

Delaware Product	Mgmt. fee	Total exp ratio	Total exp cap	JSP Product	Mgmt. fee	Total exp ratio	Total exp cap
The DPT Large-Cap Growth Equity Portfolio	0.55%	0.64%	0.65%	Jackson Square Large-Cap Growth Fund (IS Share Class)	0.55%	0.79%	0.64%
The DPT Select 20 Portfolio	0.75%	0.89%	0.89%	Jackson Square Select 20 Growth Fund (IS Share Class)	0.65%	1.36%	0.87%
The DPT Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%	0.92%	Jackson Square SMID-Cap Growth Fund (IS Share Class)	0.75%	0.96%	0.87%
Source: Most recent prospectus, all JSP Fund data is that of the IS Share Class. Expense caps for the JSP Funds are set to expire March 29, 2018.
•	Each portfolio will be reorganized into each JSP Fund's lowest price share class, the "1b" class which is not subject to the 12b-1 fees.
•	The management fee rates for the New Funds are the same or lower than the management fee of the Portfolios.
Q: Will I be taxed as result of the reorganization?
•	The reorganization is intended to be and is structured to be a tax-advantaged transaction. Individual shareholders may wish to consult their tax advisor with respect to their specific circumstances.
Q: Will there be any costs associated with the reorganization?
•	The Portfolios and the New Funds will not bear any costs associated with the reorganization.
Q: Will the same reorganization ultimately occur with the "retail" mutual funds?
•	No changes are anticipated at this time.

Q. What if we receive questions for the JSP funds?
•
We are not authorized to speak to JSP funds. All clients questions related to JSP funds should be directed to JSP. Contact Sharon Hayman, head of relationship management for Jackson Square Partners, 415.635.0232.

Investing involves risk, including the possible loss of principal.

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